EXHIBIT 10.1

                    STOCK REDEMPTION AGREEMENT

         THIS AGREEMENT is made this 18th day of November, 1995, by and between LEASE COMPANIES (hereinafter "Lease Companies"), MICHAEL W. LEASE, MARK W. LEASE and SKYWAY ADVERTISING, INC. (hereinafter "Skyway").

                             RECITALS

         WHEREAS, Lease Companies is a Minnesota partnership with offices at 19 East Depot Street, Litchfield, Minnesota 55355 whose business is to provide management services to various business entities; and

         WHEREAS, Lease Companies has two (2) general partners, Michael W. Lease and Mark W. Lease; and

         WHEREAS, Lease Companies has provided management related functions for the benefit of and under contract to Skyway and is owed fees for management services performed; and

         WHEREAS, Lease Companies has extended credit to Skyway in the cumulative amount of Sixteen Thousand and no/lOO Dollars ($16,000.00); and

         WHEREAS, Michael W. Lease and Mark W. Lease are majority shareholders of Skyway, holding 220,000 shares of Skyway stock respectively; and

         WHEREAS, Skyway desires to retire the respective shares now owned by Michael W. Lease and Mark W. Lease, who are mutually desirous of such an arrangement, and to retire obligations owed to Lease Companies, subject to the terms and conditions set forth" below;
         NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, and for good and valuable consideration, the amount of which is established below, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Skyway Financial Obligation to Lease Companies. Skyway agrees to pay Lease Companies the sum of One Hundred Nine Thousand Three Hundred and no/lOO
Dollars ($109,300.00) which sum represents the following:

         a. Management Fees. Accrued management fees are owed to Lease Companies in the sum of Ninety-three Thousand Three Hundred and no/lOO Dollars ($93,300.00);

         b. Retirement of Debt to Lease Companies. An additional Sixteen Thousand and no/lOO Dollars ($16,000.00) owed to Lease Companies, by reason of two loans, the first of which was entered into on the 19th day of September, 1995, in the amount of $6,000.00, as evidenced by promissory note of said date and the second loan which was entered into on the 22nd day of September, 1995, in the amount of $10,000.00, as evidenced by promissory note of said date.

2. Skyway Financial Obligation to Mark W. Lease and Michael W. Lease. In addition to payment to Lease Companies, Skyway agrees to pay Mark W. Lease the sum of Eighty-eight Thousand and no/lOO Dollars ($8&, 000.00) and further agrees to pay Michael W. Lease the sum of Eighty-eight Thousand and no/lOO Dollars ($88,000.00), in exchange for retirement and redemption of the 220,000 respective shares of stock held by each.

3.  Terms of Payment.

         a. Down Payment. At the time of closing, Skyway Advertising shall deliver two certified bank checks, one payable to Lease Companies in the amount of Sixteen Thousand and no/lOO Dollars ($16,000.00), which sum shall represent the retirement of the $16,000.00 debt, referenced at paragraph 1(b)
 above, due and owing to Lease Companies, and the second, payable to Mark W. Lease and Michael W. Lease in the amount of Eighty-four Thousand and no/lOO Dollars ($84,000.00) which sum shall be applied toward the retirement of
 105,000 shares of stock held by Mark W. Lease, retired at per share, as well as 105,000 shares of stock held by Michael W. Lease, retired $0.40 per share.

         b. Promissory Note. Lease Companies, Mark W. Lease and Michael W. Lease, shall finance the remaining balance of the purchase price of One Hundred Eighty-five Thousand Three Hundred and no/lOO Dollars ($185,300.00)
 in accordance with the terms and conditions of the two (2) Promissory Notes executed simultaneously herewith. Any breach under this Agreement and obligations herein shall be deemed a default under the Promissory Notes.
  This remedy is cumulative of all other remedies provided by law or in equity.

4. Security Agreements. Skyway's obligations hereunder are in addition to those within the Security Agreements executed simultaneously hereto.

5.       Miscellaneous.

         a. Option to convert. Lease Companies, Mark W. Lease and Michael W. Lease shall each have the unqualified option, anytime prior to December 1, 1997, to purchase Skyway shares,in lieu of current and/or future payments due to each pursuant to and in accordance with therespective Promissory Notes executed this date.

         Any election to convert current and/or future payments into stock shall be made in writing and delivered to Skyway at its corporate address.
 The purchase price option to elect for said election is hereby established by the parties at $0.40 per share. This option is strictly limited to that number of shares which can be purchased by the parties at the purchase price, based upon the remaining principal balance of the parties' respective Promissory Note.

         b. Law Governing. The parties agree that this agreement has been entered into pursuant to the laws of Minnesota, and that Minnesota law sha11 govern any future interpretation issues, disputes of any nature or questions of law.

         c. Venue. This contract has been negotiated in, and the transaction closed, at Meeker County, Minnesota. The parties agree that for purposes of any subsequent dispute, venue shall be vested and lie solely in Meeker County District Court.

         d. Parol Evidence. This agreement, coupled with the Promissory Note, Security Agreement, Personal Guaranty and UCC-1, constitutes a full, final and integrated expression of the parties agreement. Any prior or contemporaneous oral negotiations not expressed herein are of no effect.

         e. Opportunity to Seek Advice of Legal Counsel and Accountants. The parties hereby agree that each party had ample opportunity to discuss this agreement with legal counsel; have satisfied themselves that said agreement is in their best interests; have sought advice from their accountants as to all potential tax ramifications necessitated or triggered by this agreement.

         This agreement is executed this 28th  day of November, 1995.


         SKYWAY ADVERTISING INC.

         By:/s/ Robert H. Blank

Subscribed and sworn to before me              DAVID G. BERRY
this 28th day of November, 1995

/s/ David G. Berry
Notary Public


                                          LEASE COMPANIES

                                          By:/s/ Mark W. Lease
                                          Its: Partner
Subscribed and sworn to before me
this 28th day of November 1995.            DAVID G. BERRY

                                           NOTARY PUBLIC MINNESOTA
/s/ David G. Berry                         My comm. Exp.Jan.21.2000
Notary Public

                                           Michael W. Lease

subscribed and sworn to before me
this 28th day of November, 1995.           DAVID G. BERRY
                                           NOTARY PUBLIC MINNESOTA
                                           My Comm. EXP. Jan. 31, 2000
/s/ David G. Berry
Notary Public
                                           Mark W. Lease

Subscribed and sworn to before me
this 28th day of November, 1995.           DAVID G. BERRY
                                           NOTARY PUBLIC MINNESOTA
/s/ David G. Berry                         My Comm. Exp. Jan. 31, 2000
Notary Public

                            PROMISSORY NOTE
                           MICHAEL W. LEASE


$ 46,000.00


         FOR VALUE RECEIVED, the undersigned ("Maker"), hereby promises to pay to the order of Michael W. Lease, ("Michael W. Lease"), at 19 East Depot Street,
 Litchfield, Minnesota 55355, or at such other address as the holder hereof advises in writing from time to time, the principal sum of Forty-six Thousand and no/lOO Dollars ($46,000.00) together with interest thereon, as hereinafter described.

         The principal of this Note from day to day unpaid shall bear interest at a rate of eleven percent (11%) per annum and such interest shall be computed on the basis of a year of 365 or 366 days, as the case may be, and on actual days elapsed. Interest sahll commence on December l, 1995.

         The principal and interest of this Note shall be payable in 84 equal monthly installments, commencing April 1, 1996, and continuing on the 1st day of each month thereafter until this Note is paid in full; provided however, that the first three (3) installments will be interest only payments.
         Any payments of principal and interest due hereunder which are not paid when due, and other amounts which may be owed by Maker hereunder, including without limitation attorney's fees, shall bear interest at the highest lawful rate and, if no highest lawful rate is established by law, at the rate of eighteen percent (18%) per annum. The provisions of this paragraph shall not be construed as waiving the right of the holder hereof to punctual payment of principal or interest, or any part thereof, when due hereunder.

         Maker may prepay all or any part of the principal or accrued interest at any time and from time to time, without premium or penalty, by providing
Michael W. Lease with fifteen (15) days written notice of his intention to prepay; provided nonetheless, that Maker's right to prepay remains subject to Michael Lease's unqualified -option to convert balance due under this Promissory Note into Skyway shares as established in accordance with provision 5(a) of that Stock Redemption Agreement, executed simultaneous herewith, such that Maker is precluded from obviating or attempting to obviate Lease's right to convert loan balance into Skyway shares by making prepayment, whether partial or full. All partial prepayments shall be applied first to accrued and unpaid interest and then to principal in the inverse order of maturity.

         The holder hereof may declare the entire unpaid principal of and accrued interest on this Note immediately due and payable, foreclose any liens or security interests securing all or any part hereof, offset against this Note any sum or sums owed by the" holder hereof to Maker, or exercise any other right of remedy to which the holder hereof may be entitled by agreement, at law, or in equity, if (a) Maker fails or refuses to pay any part of the principal or accrued interest when due, (b) a default should occur under this Note or under any agreement, document, instrument securing or assuring payment of any part hereof or executed in connection herewith, or (c) Maker shall become insolvent, voluntarily or involuntarily be made the subject of any proceeding provided for by any bankruptcy or similar debtor relief laws. Each right and remedy available to the holder hereof shall be cumulative of and in addition to each other such right and remedy. No delay on the part of the holder hereof in the exercise of any right or remedy available to the holder hereof shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof or exercise of any other such right or remedy.

         If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all court costs, reasonable attorneys' fees and other costs of collection of the holder hereof.

         Any provision herein, or in any document or agreement securing this Note or in any other document executed in connection herewith, or in any other agreement or commitment, whether written or oral, express or implied, to the contrary notwithstanding, no holder hereof shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited so that any holder hereof shall be paid as interest a sum greater than the maximum amount permitted by applicable law to be charged to the person, firm, or corporation primarily obligated to pay this Note at the time in question. If any construction of this Note, any document or agreement securing this Note, 6r in any and all other papers, agreements, or commitments' indicated a different right given to holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note and all other instruments securing the payments of this Note shall in allthings comply with applicable law, and proper adjustment shall automatically be made accordingly. In the event any holder hereof ever receives, collects, or applies as interest any sum in excess of the maximum legal rate, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note in the inverse order of maturity, and if this Note is paid in full, any remaining excess shall be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of this Note so that the interest rate is uniform throughout the entire term of this Note; provided that, if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the holder hereof shall refund to Maker the amount of such excess or credit the amount against the principal balance of this Note at the time in question.

         Each Maker, co-maker, endorser, surety, and guarantor hereby waives demand for payment, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of intent to foreclose on any collateral securing this Note, and all other notices as to this Note and diligence in collection as to each and every payment due hereunder, and agrees that without any notice the holder hereof may take additional security herefor or may release any or all security hereof, or alone, or together with any present or future owner or owners of any property covered by any instrument or agreement given to secure this Note, may from time to time extend, renew or otherwise modify the date or dates or amount or amounts of payment above recited, or the holder hereof may from time to time release any part or parts of the property and interests securing this Note, with or without consideration, and that in any such case, each Maker, co-maker, endorser, surety, and guarantee shall continue to be bound hereby and to be liable to pay the unpaid balance of the indebtedness evidenced hereby, as so additionally secured, extended, renewed, or modified, notwithstanding any such release.

         Should this Note be signed or endorsed by more than one person or entity, all of the obligations contained herein shall be considered the joint and several obligations of each Maker, co-maker, endorser, surety, and guaranty hereof.

         This Note may be secured by certain collateral more fully described in a Security Agreement executed by Maker and delivered to Michael W. Lease.

         Maker shall deliver to the holder hereof such financial and operating statements as the holder hereof may request from time to time, and in such form as is reasonably acceptable to such holder.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE
GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA FOR ALL PURPOSES.
         This Note is executed this 28th day of November, 1995.



                                           MAKER:

                                           SKYWAY ADVERTISING
                                           INC.

                                           By:/s/ Robert H. Blank
                                           Its Exec. Vice President

                         PROMISSORY NOTE
                          MARK W. LEASE


$ 46,000.00

         FOR VALUE RECEIVED, the undersigned ("Maker"), hereby promises to pay to the order of Mark W. Lease, ("Mark Lease"), at 19 East Depot Street, Litchfield, Minnesota 55355, or at such other address as the holder hereof advises in writing from time to time, the principal sum
of Forty-six Thousand and no/lOO Dollars ($46,000.00) together with interest thereon, as hereinafter described.

         The principal of this Note from day to day unpaid shall bear interest at a rate of eleven percent (11%) per annum and such interest shall be computed on the basis of a year of 365 or 366 days, as the case may be, and on actual days elapsed. Interest shall commence on December l, 1995.

         The principal and interest of this Note shall be payable in 84 equal monthly installments, commencing April 1, 1996, and continuing on the 1st day of each month thereafter until this Note is paid in full; provided however, that the first three (3) installments will be interest only payments.

         Any payments of principal and interest due hereunder which are not paid when due, and other amounts which may be owed by Maker hereunder, including without limitation attorney's fees, shall bear interest at the highest lawful rate and, if no highest lawful rate is established by law, at the rate of eighteen percent (18%) per annum. The provisions of this paragraph shall not be construed as waiving the right of the holder hereof to punctual payment of principal or interest, or any part thereof, when due hereunder.

         Maker may prepay all or any part of the principal or accrued interest at any time and from time to time, without premium or penalty, by providing
Mark W. Lease with fifteen (15) days written notice of his intention to prepay; provided nonetheless, that Maker's right to prepay remains subject to Mark Lease's unqualified option to convert balance due under this Promissory Note into Skyway shares as established in accordance with provision 5(a) of that Stock Redemption Agreeement, executed simultaneous herewith, such that Maker is precluded from obviating or attempting to obviate Lease's right to convert loan balance into Skyway shares by making prepayment, whether partial or full. All partial prepayments shall be applied first to accrued and unpaid interest and then to principal in the inverse order of maturity.

         The holder hereof may declare the entire unpaid principal of and accrued interest on this Note immediately due and payable, foreclose any liens or security interests securing all or any part hereof, offset against this Note any sum or sums owed by the holder hereof to Maker, or exercise any other right of remedy to which the holder hereof may be entitled by agreement, at law, or in equity, if (a) Maker fails or refuses to pay any part of the principal or accrued interest when due, (b) a default should occur under this Note or under any agreement, document, instrument securing or assuring payment of any part hereof or executed in connection herewith, or (c) Maker shall become insolvent, voluntarily or involuntarily be made the subject of any proceeding provided for by any bankruptcy or similar debtor relief laws. Each right and remedy available to the holder hereof shall be cumulative of and in addition to each other such right and remedy. No delay on the part of the holder hereof in the exercise of any right or remedy available to the holder hereof shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof or exercise of any other such right or remedy.

         If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all court costs, reasonable attorneys' fees and other costs of collection of the holder hereof.

         Any provision herein, or in any document or agreement securing this Note or in any other document executed in connection herewith, or in any other agreement or commitment, whether written or oral, express or implied, to the contrary notwithstanding, no holder hereof shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited so that any holder hereof shall be paid as interest a . sum greater than the maximum amount permitted by applicable law to be charged to the person, firm, or corporation primarily obligated to pay this Note at the time in question. If any construction of this Note, any document or agreement securing this Note, or in any and all other papers, agreements, or commitments indicated a different right given to holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note and all other instruments securing the payments of this Note shall in all things comply with applicable law, and proper adjustment shall automatically be made accordingly. In the event any holder hereof ever receives, collects, or applies as interest any sum in excess of the maximum legal rate, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note in the inverse order of maturity, and if this Note is paid in full, any remaining excess shall be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of this Note so that the interest rate is uniform throughout the entire term of this Not,e;
provided that, if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the holder hereof shall refund to Maker the amount of such excess or credit the amount against the principal balance of this Note at the time in question.

         Each Maker, co-maker, endorser, surety, and guarantor hereby waives demand for payment, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of intent to foreclose on any collateral securing this Note, and all other notices as to this Note and diligence in collection as to each and every payment due hereunder, and agrees that without any notice the holder hereof may take additional security herefor or may release any or all security hereof, or alone, or together with any present or future owner or owners of any property covered by any instrument or agreement given to secure this Note, may from time to time extend, renew or otherwise modify the date or dates or amount or amounts of payment above recited, or the holder hereof may from time to time release any part or parts of the property and interests securing this Note, with or without consideration, and that in any such case, each Maker, co-maker, endorser, surety, and guarantee shall continue to be bound hereby and to be liable to pay the unpaid balance of the indebtedness evidenced hereby, as so additionally secured, extended, renewed, or modified, notwithstanding any such release.

         Should this Note be signed or endorsed by more than one person or entity, all of the obligations contained herein shall be considered the joint and several obligations of each Maker, co-maker, endorser, surety, and guaranty hereof.

         This Note may be secured by certain collateral more fully described in a Security Agreement executed by Maker and delivered to Mark W. Lease.

         Maker shall deliver to the holder hereof such financial and operating statements as the holder hereof may request from time to time, and in such form as is reasonably acceptable to such holder.


         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE
GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA FOR ALL PURPOSES.

         This Note is executed this 28th  day of November, 1995.


                                           MAKER:

                                           SKYWAY ADVERTISING INC.

                                           By:/s/ Robert H. Blank
                                           Its: Exec. Vice President

                           PROMISSORY NOTE
                           LEASE COMPANIES

$ 93,300.00

         FOR VALUE RECEIVED, the undersigned ("Maker"), hereby promises to pay to the order of Lease Companies, a Minnesota Partnership ("Lease Companies"), at 19 East Depot Street, Litchfield, Minnesota 55355, or at such other address. as the holder hereof advises in writing from time to time, the principal sum of Ninety-three Thousand Three Hundred and no/lOO Dollars ($93,300.00) together with interest thereon, as hereinafter described.

         The principal of this Note from day to day unpaid shall bear interest at a rate of eleven percent (11%) per annum and such interest shall be computed on the basis of a year of 365 or 366 days, as the case may be, and on actual days elapsed. Interest shall commence on December l, 1995.

         The principal and interest of this Note shall be payable in 84 equal monthly installments, commencing April l, 1996, and continuing on the 1st day of each month thereafter until this Note is paid in full; provided however, that the first three (3) installments will be interest only payments.

         Any payments of principal and interest due hereunder which are not paid when due, and other amounts which may be owed by Maker hereunder, including without limitation attorney's fees, shall bear interest at the highest lawful rate and, if no highest lawful rate is established by law, at the rate of eighteen percent (18%) per annum. The provisions of this paragraph shall not be construed as waiving the right of the holder hereof to punctual payment of principal or interest, or any part thereof, when due hereunder.

         Maker may prepay all or any part of the principal or accrued interest at any time and from time to time, without premium or penalty, by providing Lease Companies with fifteen (15) days written notice of his intention to prepay; provided nonetheless, that Maker's right to prepay remains subject to Lease Companies' unqualified option to convert balance due under this Promissory Note into Skyway shares as established in accprdance with provision 5(a) of that Stock Redemption Agreement, executed simultaneous herewith, such that Maker is precluded from obviating or attempting to obviate Lease's right to convert loan balance into Skyway shares by making prepayment, whether partial or full. All partial prepayments shall be applied first to accrued and unpaid interest and then to principal in the inverse order of maturity.
         The holder hereof may declare the entire unpaid principal of and accrued interest on this Note immediately due and payable, foreclose any liens or security interests securing all or any part hereof, offset against this Note any sum or sums owed by the holder hereof to Maker, or exercise any other right of remedy to which the holder hereof may be entitled by agreement, at law, or in equity, if (a) Maker fails or refuses to pay any part of the principal or accrued interest when due, (b) a default should occur under this Note or under any agreement, document, instrument securing or assuring payment of any part hereof or executed in connection herewith, or (c)
 Maker shall become insolvent, voluntarily or involuntarily be made the subject of any proceeding provided for by any bankruptcy or similar debtor relief laws. Each right and remedy available to the holder hereof shall be cumulative of and in addition to each other such right and remedy.
No delay on the part of the holder hereof in the exercise of any right or remedy available to the holder hereof shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof or exercise of any other such right or remedy.

         If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all court costs, reasonable attorneys' fees and other costs of collection of the holder hereof.

         Any provision herein, or in any document or agreement securing this Note or in any other document executed in connection herewith, or in any other agreement or commitment, whether written or oral, express or implied, to the contrary notwithstanding, no holder hereof shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited so that any holder hereof shall be paid as interest a sum greater than the maximum amount permitted by applicable law to be charged to the person, firm, or corporation primarily obligated to pay this Note at the time in question. If any construction of this Note, any document or agreement securing this Note, e'r in any and all other papers, agreements, or commitments' indicated a different right given to holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note and all other instruments securing the payments of this Note shall in all things comply with applicable law, and proper adjustment shall automatically be made accordingly. In the event any holder hereof ever receives, collects, or applies as interest any sum in excess of the maximum legal rate, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note in the inverse order of maturity, and if this Note is paid in full, any remaining excess shall be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of this Note so that the interest rate is uniform throughout the entire term of this Note; provided that, if this
Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the holder hereof shall refund to Maker the amount of such excess or credit the amount against the principal balance of this Note at the time in question.

         Each Maker, co-maker, endorser, surety, and guarantor hereby waives demand for payment, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of intent to foreclose on any collateral securing this Note, and all other notices as to this Note and diligence in collection as to each and every payment due hereunder, and agrees that without any notice the holder hereof may take additional security herefor or may release any or all security hereof, or alone, or together with any present or future owner or owners of any property covered by any instrument or agreement given to secure this Note, may from time to time extend, renew or otherwise modify the date or dates or amount or amounts of payment above recited, or the holder hereof may from time to time release any part or parts of the property and interests securing this Note, with or without consideration, and that in any such case, each Maker, co-maker, endorser, surety, and guarantee shall continue to be bound hereby and to be liable to pay the unpaid balance of the indebtedness evidenced hereby, as so additionally secured, extended, renewed, or modified, notwithstanding any such release.

         Should this Note be signed or endorsed by more than one person or entity, all of the obligations contained herein shall be considered the joint and several obligations of each Maker, co-maker, endorser, surety, and guaranty hereof.

         This Note may be secured by certain collateral more fully described in a Security Agreement executed by Maker and delivered to Lease Companies.

         Maker shall deliver to the holder hereof such financial and operating statements as the holder hereof may request from time to time, and in such form as is reasonably acceptable to such holder.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE
GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA FOR ALL PURPOSES.

         This Note is executed this 28th  day of November, 1995.


                                           MAKER:
                                           SKYWAY ADVERTISING INC.

                       By:/s/ Robert H. Blank        It Exec. Vice President

                               GUARANTY
                           LEASE COMPANIES


         THIS GUARANTY is made as of the date set forth on the signature page hereof by the undersigned (hereinafter referred to as "Guarantor" whether one or more) in favor of Lease Companies, a Minnesota Partnership ("Lease Companies").

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lease Companies to extend credit to the persons or entities listed under paragraph 10(e), below (collectively, whether one or more, the "Borrowers"), but without requiring Lease Companies to extend such credit, Guarantor guarantees to Lease Companies the due and punctual payment and performance when due (whether by the terms thereof or as the result of any power to accelerate) of the Obligations (as that term is hereinafter defined). All payments on this Guaranty shall be in lawful money of the United States and shall be made to Lease Companies at its office at 19 East Depot Street,
 Litchfield, Minnesota 55355, or at such other place as Lease Companies shall from time to time advise in writing.

         l. Obligations. The Obligations (herein so called) guaranteed hereby are all indebtedness, obligations, and liabilities of any kind of Borrowers or any one or more of them to Lease Companies and due fulfillment and performance of all obligations now or hereafter owed by Borrowers or any one or more of them to Lease Companies.

         2. Nature of Guaranty. This guaranty is an irrevocable, absolute, complete and continuing guaranty of payment and not a guaranty of collection.
  The liability of Guarantor for the payment of the Obligations guaranteed hereby shall be primary and not secondary. Guarantor hereby acknowledges and agrees that the liability of all persons to pay and satisfy the Obligations pursuant to their respective guaranties (including Guarantor's obligations hereunder) shall be joint and several.

         3. Guarantor's Waivers. Guarantor hereby waives presentment, demand, notice of non-payment and notice of protest, dishonor, notice of default, notice of intent to accelerate, notice acceleration, notice of intent to proceed against co1lateral, or any other notice whatsoever on or with respect to any and all of the Obligations, and also notice of acceptance of this Guaranty, acceptance on the party of Lease Compaines being conclusively presumed by its request for this Guaranty and delivery of the same to it. Guarantor further waives any right to require Lease Companies, and it shall not be necessary for Lease Companies in order to enforce payment by Guarantor hereunder, to first (a) proceed against Borrowers or any other person liable on the Obligations, (b) proceed against or exhaust any security given to secure the Obligations, (c) have Borrowers joined with Guarantor in any suit arising out of this Guaranty and/or any of the Obligations, or
(d) pursue any other remedy in Lease Companies' power whatsoever. Lease Companies shall not be required to mitigate damages or take any action to reduce, collect, or enforce the Obligations. Guarantor further waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrowers or any other guarantors of any of the Obligations, and shall remain liable hereon regardless of whether Borrowers or any other guarantors be found not liable thereon for any reason.
Guarantor hereby waives all rights of subrogation and contribution against Borrowers and waives any right to enforce any remedy which Lease Companies now has or may hereafter have against Borrowers, and waives any benefit of any right to participate in any security now or hereafter held by Lease Companies.

         4. Payment. Guarantor will, within twenty (20) business days of his receipt of a notice from Lease Companies of the failure of Borrowers to pay an Obligations at maturity, pay to Lease Companies the amount due and unpaid by Borrowers and guaranteed hereby. The failure of Lease Companies to give this notice shall not in any way release Guarantor hereunder.

         5. Lease Companies' Expenses. If Guarantor fails to pay the Obligations after notice from Lease Companies of Borrower's failure to pay any Obligations at maturity, and if Lease Companies obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, Guarantor agrees to pay to Lease Companies the reasonable attorneys' fees and its reasonable costs and expenses which are incurred by Lease Companies in connection therewith.

         6. Events and Circumstances Not Reducing or Discharging Guarantor's Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any rights (including, without limitation, rightsto notice) whic'h Guarantor might otherwise have as a result of or in connection with any of the following:

         (a) Modifications, etc. Any renewal, extension, modification, alteration, rearrangement, forbearance, or compromise of all or any party of the Obligations or any instrument evidencing the Obligations or executed in connection therewith, or any contract or understanding between Borrowers or any one or more of them and Lease Companies, or any other parties, pertaining to the Obligations;

         (b) Release of Obligors. Any full or partial release of the liability of Borrowers or any one or more of them on the Obligations or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally
, to pay, perform, guarantee, or assure the payment of the Obligations or any part thereof r

         (c) Release of Collateral. Any release of, failure to perfect, or failure to maintain perfection of any lien or security interest against any property of Borrowers securing the Obligations; or

         (d) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Obligations pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not particularly described herein, except for the full and final payment and satisfaction of the Obligations.

         7. Default. If Guarantor fails to pay Lease Companies in accordance with S4 hereof or fails to perform any of its other covenants provided herein, Guarantor shall be in default hereunder, and Lease Companies shall have the right to declare all amounts guaranteed hereby to be due and payable as if all the Obligations had reached maturity, in which case Guarantor shall promptly pay to Lease Companies all such amounts.

         8. Financial Statements. Guarantor covenants and agrees that so long as any part of the Obligation remain outstanding, Guarantor shall furnish to
Lease Companies such financial statements as Lease Companies may request from time to time.

         9. Subordination. Guarantor hereby subordinates any and all indebtedness Borrowers, or any one or more of them, now or hereafter owes to Guarantor to the Obligations, and agrees with Lease Companies that Guarantor shall not demand or accept any payment of principal or interest from Borrowers, shall not claim any offset or other reduction of Guarantor's Obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral securing the Obligations; provided, however, that, if Lease Companies so requests, any indebtedness of Borrowers to Guarantor shall be collected, enforced and received by Guarantor as trustee for Lease Companies and shall be paid over to Lease Companies on account of the Obligations, but without reducing or effecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         10. Miscellaneous.

         (a) Governing Law. This Guaranty is a contract made under and shall be construed in accordance with and governed by the laws of the State of Minnesota.

         (b) Further Assurances. Guarantor agrees to execute and deliver to Lease Companies all such documents and to take all other action as may be reasonably requested by Lease Companies to more fully vest in and assure Lease Companies of all of the rights, powers, privileges, and remedies herein intended to be granted to or conferred upon Lease Companies.

         (c) Notices. Whenever Lease Companies shall choose or be required to give any notice to Guarantor, such notice may be given personally or by certified or registered mail, and any notice so sent shall be deemed to have been given on the date received, if given personally, or on the date such notice is deposited in the United States Mail, postage prepaid, addressed to Guarantor at the address set forth below the Guarantor's signature to this Guaranty, if sent by mail. The address for notices may be changed by Guarantor only upon the actual receipt by Lease Companies of a written designation of a new address of notice.

         (d) Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be severable and the remaining provisions of this Guaranty shall remain in full force and effect and shall nqt be affected by the illegal, invalid, or unenforceabl'e provision or by its severance.

         (e) Identity of Borrowers. The following list identifies the entities or persons who, as Borrowers, are the parties whose debts are guaranteed in this Guaranty:

                        SKYWAY ADVERTISING INC.
                          l2 South 6th Street
                              Suite 1126
                         Minneapolis, MN 55402

             WITNESS THE EXECUTION HEREOF, this 28th day of November, 1995.


GUARANTOR:

/s/ Robert H. Blank, Individually
Robert H. Blank

Address:___

                          SECURITY AGREEMENT
                            LEASE COMPANIES


         THIS SECURITY AGREEMENT (the "Agreement") is made as of the date set forth on the signature page hereof, by and between LEASE COMPANIES ("Lease
Companies"), with its principal place of business at 19 East Depot Street, Litchfield, Meeker County, Minnesota 55355, and the undersigned debtor ("Debtor").

         WHEREAS, Lease eompanies is extending credit to Debtor which debt or debts may be evidenced by one or more promissory notes executed simultaneously herewith and delivered by Debtor to Lease Companies (the "Note"); and

         WHEREAS, Debtor has agreed to grant Lease Companies a security interest in certain collateral owned by Debtor as more fully set forth herein.

         NOW THEREFORE, for and in consideration of the premises, and the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Lease Companies hereby agree as follows:

I.       DEFINITIONS.

         1.1 Defined Terms. When used herein, the following terms shall have the following meanings:

         (a) "Collateral" shall mean all property and interests in property in which a security interest is granted to Lease Companies by Debtor hereunder;

         (b) "Financing Agreements" shall mean all agreements, instruments, and documents executed and/or delivered to Lease Companies pursuant hereto or evidencing or securing or executed in connectiqn with any of the Obligations, including, without limitation, security agreements, notes, guarantees, financing statements, and all other written matter whether heretofore, now, or hereafter executed, together with all agreements and documents referred to therein or contemplated thereby;

         (c) "Obligations" shall mean all liabilities, obligations, and indebtedness of any and every kind and nature (including, without limitation, future advances made to or for the benefit of Debtor), heretofore, now, or hereafter owing, arising, due or payable from Debtor to Lease Companies, howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed or otherwise, including obligations of performance, and whether arising under this Agreement, the Note, or any one or more of the Financing Agreements or by oral agreement or operation of law and whether evidenced by the Note, other promissory notes, or by other evidences of indebtedness; and

         (d) "UCC" shall mean Mn. Stat. S336.9-1O1 to 336.9-508.

         1.2 Other Terms. All other terms contained in this Agreement, where the context so indicates (unless otherwise specifically defined herein), shall have the meaning provided in Minnesota Commerce Code to the extent the same are used or defined therein.

II.      SECURITY INTEREST.

         2.1 Security Interest. To secure payment and performance of the Obligations, Debtor hereby grants to Lease Companies a continuing security interest in and to all of Debtor's now owed and hereafter existing or acquired personal property including, without limitation:

         (a) All inventory, equipment and accounts receivable now or hereafter owned by Debtor;
         (b) All present and future accounts, cash, money, deposit accounts, policies of insurance (casualty, liability, life, business interruption, etc), contract rights and lease agreements, general intangibles, chattel paper, documents, instruments, notes receivable, cash and non-cash proceeds and other rights, benefits, powers, privileges and remedies of Debtor arising from or by virtue of, or from the voluntary or involuntary sale, lease or other disposition of, or collections with respect to, or insurance or bonding proceeds payable with respect to,;or claims against any individual, firm, corporation, associations partnership, joint venture, trust, governmental entity or any other entity (a "Person") (and proceeds thereof) with respect to, all or any part of the property heretofore described;

         (c) All present and future security in favor of the Debtor for the payment or performance by any Person of obligations owed to such Debtor under or in connection with any of the property heretofore described and goods that gave or will give rise to any of the property heretofore described or are evidenced, identified, or represented therein or thereby; and

         (d) All products, replacements, and proceeds of, and accessions to, any of the foregoing property and interests in property, together with all of
Debtor's books and records relating to any of the foregoing property.

         2.2 Financing Statements. Debtor will execute and deliver to Lease Companies such financing statements or amendments thereof or supplements thereto and such other instruments, or documents, and pay all connected costs, as Lease Companies may from time to time require in order to preserve, protect, and maintain the security interests hereby granted and the perfection thereof, as a first and prior perfected security interest in each item of Collateral.
Debtor shall hold in trust for the benefit of Lease
Companies, and promptly deliver to Lease Companies, all Collateral for which possession by Lease
Companies is necessary for perfection of Lease
Companies' security interest or advisable for the protection or preservation of Lease Companies' first and prior perfected security interest therein.


III.         DEBTOR'S COVENANTS.

         3.1 Covenants. Until performance, payment, and/or satisfaction in full of the Obligations, Debtor covenants and agrees as follows:

         (a) Maintenance and Inspection of Records. Debtor will at all times keep accurate and complete records and books of account with respect to all of
 Debtor's- business activities, in accordance with sound accounting practices and generally accepted accounting procedures.
 Such records and accounts shall be maintained at the principal offices of Debtor. Lease Companies, or any person or persons designated by it, shall have the right, from time to time, to call upon reasonable prior notice at Debtor's place or places of business during business during business hours, and, without hindrance or delay, to inspect, audit, checks copy, and make extracts from Debtor's books and records;

         (b) Financial Statements. Debtor shall deliver to Lease Companies such financial and operating statements as Lease Companies may request from time to time, and in such form as is reasonably acceptable to Lease Companies;

         (c) Insurance. Debtor shall keep the Collateral insured against loss or damage by fire, theft, and such other risks, hazards, and contingencies, with such companies, in such amounts and under policies in such form as are customary in the industry and are acceptable to Lease Companies. Such policies shall make all losses payable to Debtor and Lease Companies, as their respective interests may appear and shall bear a standard non-contributory first mortgage endorsement, as appropriate;
         (d) Taxes. Debtor will file all tax returns and pay all taxes when due., and will cause any liens for taxes to be promptly released apd, except as to liens which the Debtor has previously notified Lease Companies in writing, there are no other liens or encumbrances on the Collateral; and

         (e) Location of Collateral. None of the Collateral located at Debtor's chief executive office shall be moved to a location other than one identified in Section 5.3 below nor will Debtor change the location of its chief executive office without at least fifteen (15) days prior written notice to Lease Companies and without Lease Companies being granted an opportunity to file whatever financing statements or other documents are necessary to maintain the perfection of its security interests in the Collateral.

IV.          DEFAULT; REMEDIES.

         4.1 Default. A Default shall exist if any one or more of the following occurs and is continuing:
         (a) Debtor fails to make any payment of principal or interest on the Obligation on or before the date such payment is due;

         (b) Debtor or guarantor of the Obligations fails to perform or to observe any covenant contained herein or in any one or more of the Financing
 Agreements;

         (c) Lease Companies reasonably believes that the prospect of payment of any of the Obligations or of the performance of any covenants or, agreements contained in this Agreement or in any of the Financing Agreements is substantially impaired; or

         (d) The sale, loss, theft, destruction, encumbrance, or transfer of any Collateral in violation hereof or the occurrence of substantial damage to any Collateral, unless such Collateral is promptly replaced with Collateral of like quality or restored to its former condition, or unless insurance proceeds payable with respect thereto are delivered to Lease Companies.

         4.2 Remedies Upon Default. Lease Companies, upon the occurrence of a Default shall have the following remedies, each cumulative of the other to the extent permitted by law: Lease Companies may declare all Obligations secured hereby immediately due and payable without presentment for payment, demand for payment, notice of non-payment, protest, notice of protest or of dishonor, notice of default, notice of intent to accelerate, notice of acceleration, notice of intent to foreclose, or any other notice all of which are hereby expressly waived, and Lease Companies may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided under the UCC, by this Security Agreement, by any one or more of the Financing Agreements, at law or in equity, as well as any other additional rights and remedies possessed by Lease Companies, including the right to sell the Collateral, or any part thereof, at public or private sale, for cash, upon credit, or for future delivery as Lease Companies shall deem appropriate.

V.       MISCELLANEOUS.

             5.1 Applicable Law. This Agreement shall be construed in all respects in accordance with, and be governed by, the laws and decisions of the State of Minnesota.

             5.2 Notices. Any notice, request, instruction, or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, at the address of such other party appearing below such party's signature to this Agreement, or at such other address for a party as shall be specified by like notice, which change of address shall become effective when actually received. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed upon being so placed in the mail.

             5.3 Locations of Collateral and Debtor's Chief Executive Office. The street address of each location where Collateral is located and the street address of Debtor's chief executive officer are as follows:

                         SKYWAY ADVERTISING INC.
                           12 South 6th Street
                                Suite 1126
                          Minneapolis, MN 55402

             IN WITNESS WHEREOF, this Agreement has been duly executed this 28th day of November, 1995.

DEBTOR:                                         SECURED PARTY:
SKYWAY ADVERTISING INC.                               LEASE COMPANIES